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                                                                   EXHIBIT 10.25

                               FLEET NATIONAL BANK
                               100 Federal Street
                           Boston, Massachusetts 02110

                             As of December 31, 2001

Mercury Air Group, Inc.
5456 McConnell
Los Angeles, CA 90066

Attn: Randolf E. Ajer, Chief Financial Officer

        Re:    Limited Waiver and Consent regarding Sale/Leaseback

Ladies and Gentlemen:

        Reference is made to the Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement") by and among (a) MERCURY AIR GROUP, INC., a Delaware corporation having its principal place of business at 5456 McConnell Avenue, Los Angeles, California 90066 (the "Borrower"), (b) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other Banks referred to below; and (c) FLEET NATIONAL BANK and the other financial institutions from time to time parties thereto (collectively, the "Banks"). Capitalized terms defined in the Credit Agreement that are not otherwise defined in this letter agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

        The Borrower has notified the Agent that it wishes to enter into a sale and leaseback transaction with CFK Realty Partners, LLC, an Illinois limited liability company ("CFK") involving the Real Estate located at 5456 McConnell Avenue, Los Angeles, California 90066 (the "McConnell Headquarters"), pursuant to which the Borrower will receive minimum consideration of $4,200,000, of which $2,800,000 shall be paid in cash at closing of such transaction and $1,400,000 shall be paid in the form of a promissory note (the "Sale-Leaseback Transaction"). Pursuant to Section 13.6 of the Credit Agreement, the Borrower is prohibited from entering into the Sale Leaseback Transaction.

        Subject to terms contained herein, and upon satisfaction of the conditions set forth below, the Agent and the Majority Banks hereby (i) waive the prohibition contained in Section 13.6 of the Credit Agreement to the limited extent necessary to allow the Sale Leaseback Transaction, (ii) consent to the Sale Leaseback Transaction and (iii) waive the provisions of Sections 8.3 and
8.4 to the limited extent such provisions are inconsistent with the terms contained herein with respect to the application of Net Cash Proceeds received in connection with the Asset Sale occurring as part of the Sale Leaseback Transaction.

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        The limited waivers and consent set forth in this letter agreement shall be effective upon the satisfaction of each of the following conditions, each to be in form and substance satisfactory to the Agent:

               (i) delivery to the Agent of six (6) original counterpart signature pages to this letter agreement, duly executed and delivered by the Majority Banks, the Borrower and each of the Guarantors;

               (ii) the Agent shall have received from the Borrower Net Cash Proceeds from the Sale Leaseback Transaction in the minimum of $2,300,000, representing a prepayment of the Term Loan to be applied in accordance with the provisions of Section 8.4 of the Credit Agreement;

               (iii) the Borrower shall have delivered to the Agent the original promissory note issued in connection with the Sale Leaseback Transaction by CFK in favor of the Borrower in the original principal amount of $1,400,000 (the "CFK Note"), together with an allonge endorsement from the Borrower in favor of the Agent, to be held by the Agent as collateral security for the Borrower's Obligations under the Credit Agreement;

               (iv) the Borrower shall have delivered to the Agent a guaranty made by each of Joseph A. Czyzyk, Dr. Philip J. Fagan and Frederick H. Kopko, Jr. (collectively, the "Partners") in favor of the Borrower, pursuant to which the Partners jointly and severally guaranty the obligations of CFK under the CFK Note (the "Guaranty"), which such Guaranty shall be assigned by the Borrower to the Agent and the Banks pursuant to a separate assignment that shall be consented to by each of the Partners;

               (v) the Borrower shall have duly executed and delivered to the Agent a leasehold mortgage with respect to the McConnell Headquarters, to be recorded in the appropriate real estate recording office by the Agent after the consummation of the Sale Leaseback Transaction;

               (vi) the Borrower shall have delivered to the Agent a landlord waiver and consent in form and substance reasonably satisfactory to the Agent, which has been executed by CFK as landlord of the McConnell Headquarters; and

               (vii) the Borrower shall have delivered to the Agent copies, certified by an officer of the Borrower as true, correct and complete copies, of the asset purchase and sale agreement, the lease agreement and all other documents executed by the Borrower in connection with the Sale Leaseback Transaction.

        The Borrower or CFK, as the case may be, covenants and agrees that:

               (a) the Borrower shall, immediately upon receipt of Net Cash Proceeds from the Sale Leaseback Transaction (including all Net Cash Proceeds in the form of principal and interest payments received by the Borrower with respect to the CFK Note), prepay the Term Loan in an amount equal to one hundred percent (100%) of such Net Cash Proceeds, such prepayments to be applied in accordance with the provisions of
        Section 8.4 of the Credit Agreement.

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               (b) CFK shall expend $400,000 on leasehold improvements on the
        McConnell Headquarters and shall from time to time, within ten (10) days after a request by the Agent therefor, deliver to the Agent written line item reports detailing the specific leasehold improvements made to the McConnell Headquarters and the amounts expended thereon as of the date of each such request and otherwise in form and detail satisfactory to the Agent.

               (c) CFK shall use commercially reasonable efforts to complete the leasehold improvements referred to in paragraph (b) above no later than September 30, 2002 and, to the extent the aggregate cost of such leasehold improvements expended as of such date is less than $400,000, CFK shall pay over to Mercury the difference, which shall be applied against the obligations of CFK under the CFK Note.

               (d) if either (i) the payment made by the Borrower to United California Bank (f/k/a Sanwa Bank California) to discharge its obligations under the mortgage on the McConnell Headquarters is less than $280,000, or (ii) the actual amount of taxes paid by the Borrower in connection with the Sale Leaseback Transaction is less than $220,000, then in each case the Borrower shall pay over to the Agent the difference between such amounts and the actual amounts paid, which such difference shall be used to prepay the Term Loan.

               (e) the Borrower shall deliver, or cause the Partners to deliver, to the Agent, within thirty (30) days of the date of this letter agreement and thereafter, upon the request of the Agent, annually on each anniversary of this letter agreement for so long as the CFK Note remains outstanding, the personal net worth statements of each of the Partners, each in form and substance satisfactory to the Agent, together with such other information as the Agent may reasonably request.

               (f) the Borrower shall not amend, modify, or otherwise change the terms of the CFK Note or the Guaranty without the prior written consent of the Agent.

               (g) Upon the occurrence of a default by CFK under the CFK Note, the Borrower shall seek to enforce its rights under the Guaranty in a manner that is prompt, diligent and otherwise satisfactory to the Agent.

        Failure to comply with the covenants contained in this letter agreement shall constitute an immediate Event of Default under the Credit Agreement.

        The limited waivers and consent contained in this letter agreement are limited strictly to their respective terms, shall apply only to the specific matters and events described herein, shall not extend to or affect any of the Borrower's or the Guarantors' other obligations contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Banks under the Credit Agreement or any other Loan Document. Nothing contained in this letter agreement shall be construed to imply a willingness on the part of the Agent and the Banks to grant any similar or other future consents.

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        You acknowledge and agree that, based upon the facts and circumstances existing as of the date hereof: (i) you have no claim or cause of action against any of the Banks or the Agent (or any of their directors, officers, employees, agents or Affiliates); (ii) you have no offset right, counterclaim or defense of any kind against any of your obligations, indebtedness or liabilities to us; and
(iii) each of the Banks and the Agent has heretofore performed and satisfied in a timely manner all of its obligations to you. We wish (and you agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of our rights, interests, contracts, collateral security or remedies. Therefore, you unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks or the Agent to you, except the obligations to be performed by the Banks or the Agent hereafter as expressly stated in this letter agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which you might otherwise have against any of the Banks or the Agent or any of their directors, officers, employees, agents or Affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (A) or
(B) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

        This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. THIS LETTER AGREEMENT SHALL BE AN INSTRUMENT UNDER SEAL AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

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        Kindly acknowledge your agreement with the terms of this letter agreement by signing in the space indicated below and returning six (6) original counterpart signature pages of this letter agreement to the Agent.

                                            FLEET NATIONAL BANK
                                            (f/k/a BankBoston, N.A.),
                                            individually and as Agent



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

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                                       UNITED CALIFORNIA BANK
                                       FORMERLY KNOWN AS SANWA BANK CALIFORNIA

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

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                                            MELLON BANK, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

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                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

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Accepted and Agreed by the Borrower, CFK,
and each of the Partners, individually:

MERCURY AIR GROUP, INC.

By:
   ---------------------------------
   Name:
   Title:

CFK REALTY PARTNERS, LLC

By:
   ---------------------------------
   Name:
   Title:



JOSEPH A. CZYZYK


------------------------------------


DR. PHILIP J. FAGAN


------------------------------------


FREDERICK H. KOPKO, JR.


------------------------------------

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Each of the Guarantors hereby consents to the terms of the foregoing letter agreement, and each confirms its obligation to the Agent and the Banks under its Guaranty.

                                            MERCFUEL, INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MAYTAG AIRCRAFT CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MERCURY AIR CARGO, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MERCURY ACCEPTANCE CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            EXCEL CARGO, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

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                                MERCURY AIR CENTERS, INC.
                                (f/k/a Wofford Flying Service, Inc.)


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                AEG FINANCE CORPORATION


                                By:
                                   ---------------------------------
                                   Name:
                                   Title:


                                JUPITER AIRLINE AUTOMATION
                                SERVICES, INC.
                                (f/k/a RPA Airline Automation Services, Inc. and Rene Perez and Associates, Inc.)



                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                HERMES AVIATION, INC.

                                By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                VULCAN AVIATION, INC.


                                By:
                                   ---------------------------------
                                   Name:
                                   Title: